Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Quantum eMotion Corp. (the “Company”) on Form 40-F for the period ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Marc Rousseau, Chief Financial Officer of the Company, certify, pursuant to U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2026	By:	/s/ Marc Rousseau
Marc Rousseau
Chief Financial Officer

This certification accompanies the Annual Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and may not be used or relied upon for any other purpose including Section 18 of the Securities Exchange Act of 1934. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.